SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 16, 2010

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-32373 (Commission File Number)	27-0099920 (IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA (Address of principal executive offices)	89109 (Zip Code)

Registrant’s telephone number, including area code:  (702) 414-1000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐   Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

As  reported  by Las Vegas  Sands  Corp.  ("LVS") in its current report on Form 8-K filed with the Securities  and Exchange  Commission dated May 17, 2010 (the "Previous Form 8-K"), Venetian Orient Limited (“VOL”), an indirect subsidiary of LVS and the owner and developer of the integrated resort project (the “Project”) located on Parcels 5 & 6 on the Cotai Strip in the Macau SAR, entered into a Credit Agreement (the “Credit Agreement”) providing for up to $1,750,000,0001 (or equivalent in Hong Kong dollars (“HK$”) or Macau patacas (“MOP”)) of term loan and revolving facilities with Goldman Sachs Lending Partners LLC (“GS”), BNP Paribas, Hong Kong Branch (“BNP”), Citibank, N.A., Citigroup Global Markets Asia Limited, Citicorp Financial Services Limited and Citibank, N.A., Hong Kong Branch (collectively, “Citi”), UBS AG, Hong Kong Branch (“UBS”) and Barclays Capital (the investment banking division of Barclays Bank PLC) (“Barclays”), as global coordinators, co-syndication agents and bookrunners; Bank of China Limited, Macau Branch (“BOC”) and Industrial and Commercial Bank of China (Macau) Limited (ICBC), as global coordinators and bookrunners, Banco Nacional Ultramarino, S.A. (“BNU”), DBS Bank Ltd. (“DBS”), and Oversea-Chinese Banking Corporation Limited (“OCBC”), as mandated lead arrangers and bookrunners, The Bank of Nova Scotia (“Scotia”), as the administrative agent, and the lenders party thereto from time to time.

The facilities under the Credit Agreement consist of (i) a $750,000,0002 equivalent term loan (“TLF I”), (ii) a $750,000,0003 equivalent term loan that is available on a delayed draw basis until November 17, 2011 (“TLF II” and, together with TLF I, the “Term Loans”) and (iii) a $250,000,0004 equivalent revolving credit facility available until April 17, 2015 (“Revolving Facility” and collectively, with TLF I and TLF II, the “Facilities”).

On July 13, 2010, all conditions to funding of TLF I were met and on July 16, 2010, VOL borrowed the full amount under TLF I.

The material terms of the Facilities were disclosed in the Previous Form 8-K and are incorporated herein by reference.

_____________________

1 All three tranches under the Credit Agreement are denominated in U.S. dollars (“US$”), Hong Kong dollars (“HK$”) and Macau patacas (“MOP”), but in the aggregate are equivalent to $1.75 billion, based on (i) the US$ to HK$ exchange rate of HK$7.7808 to $1.00 on May 12, 2010 and (ii) the US$ to MOP exchange rate of MOP8.0142 to $1.00 on May 12, 2010.
2 TLF I consists of the following commitments: (i) US$407,880,866.20; (ii) HK$1,613,665,447.12 and (iii) MOP1,079,740,728.80.
3 TLF II consists of the following commitments: (i) US$432,880,866.20; (ii) HK$1,419,145,447.12 and (iii) MOP1,079,740,728.80.
4 Revolving Facility consists of the following commitments: (i) US$152,626,955.40; (ii) HK$408,208,482.37 and (iii) MOP359,913,576.27.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July  20, 2010

LAS VEGAS SANDS CORP.

By:	/s/ Kenneth J. Kay
Name: Kenneth J. Kay
Title: Senior Vice President and Chief Financial Officer